SHORT-TERM AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about borrowings [abstract]
SHORT-TERM AND LONG-TERM DEBT	SHORT-TERM AND LONG-TERM DEBT
Short-term debt, including the current portion of long-term debt, consisted of the following:

	June 30, 2024	December 31, 2023
Short-term bank loans and other credit facilities including commercial paper[1]	1,163	980
Current portion of long-term debt	1,019	1,125
Lease obligations	175	207
Total	2,357	2,312
1.The weighted average interest rate on short-term borrowings outstanding was 5.1% and 5.5% as of June 30, 2024 and December 31, 2023, respectively.
Short-term bank loans and other credit facilities include short-term loans, overdrafts and commercial paper.
ArcelorMittal entered into certain short-term committed bilateral credit facilities renewable on an annual basis. As of June 30, 2024, the facilities, in total 0.5 billion, remained fully available.
The Company has a commercial paper program enabling borrowings of up to €1.5 billion. As of June 30, 2024, the outstanding amount was 887.
The Company’s long-term debt consisted of the following:

	Year of maturity	Type of interest	Interest rate[1]	June 30, 2024	December 31, 2023
Corporate

5.5 billion Revolving Credit Facility	2024 - 2029	Floating		—	—
€1.0 billion Unsecured Notes	2024	Fixed	2.25%	—	585
750 Unsecured Notes	2024	Fixed	3.60%	290	290
500 Unsecured Notes	2025	Fixed	6.13%	183	183
€750 million Unsecured Notes	2025	Fixed	1.75%	801	826
750 Unsecured Notes	2026	Fixed	4.55%	400	400
€600 million Unsecured Notes	2026	Fixed	4.88%	639	659
1.2 billion Unsecured Notes	2027	Fixed	6.55%	1,195	1,195
500 Unsecured Notes	2029	Fixed	4.25%	496	496
1.0 billion Unsecured Notes	2032	Fixed	6.80%	989	989
500 Unsecured Notes	2034	Fixed	6.00%	496	—
1.5 billion Unsecured Notes	2039	Fixed	7.00%	672	672
1.0 billion Unsecured Notes	2041	Fixed	6.75%	428	428
500 Unsecured Notes	2054	Fixed	6.35%	491	—
EIB loan	2025	Fixed	1.16%	47	81
EIB loan	2032	Floating	4.98%	300	309
Schuldshein loans	2025-2027	Fixed	2.54% - 3.01%	97	100
Schuldshein loans	2025-2027	Floating	4.93% - 5.18%	678	699
Other loans	2029-2035	Floating	—% - 4.03%	205	223
Total Corporate				8,407	8,135
Subsidiaries
Other loans				522	420
Total				8,929	8,555
Less current portion of long-term debt				(1,019)	(1,125)
Total long-term debt (excluding lease obligations)				7,910	7,430
Long-term lease obligations[2]				860	939
Total long-term debt, net of current portion				8,770	8,369
1.Rates applicable to balances outstanding at June 30, 2024, including the effect of decreases or increases following upgrades or downgrades, respectively. For debt that has been redeemed in its entirety during first half of 2024, the interest rate refers to the rates at the repayment date.
2.Net of current portion of 175 and 207 as of June 30, 2024 and December 31, 2023, respectively. See note 12 for further information regarding leases.
Corporate
Main credit facility
On May 29, 2024, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). This Facility replaced the 5.5 billion revolving credit facility dated December 19, 2018, which was amended on April 27, 2021. The Facility incorporates a single tranche of 5.5 billion maturing on May 29, 2029, with two one year extension options. The Facility contains restrictive covenants, which among other things, limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. The margin applicable to ArcelorMittal’s principal credit facilities (the Facility and certain other credit facilities) and the coupons on certain of its outstanding bonds are subject to adjustment in the event of certain changes in its long-term credit ratings. On June 16, 2023, Standard & Poor's upgraded ArcelorMittal's outlook to positive and affirmed a long-term credit rating of 'BBB-'. On February 19, 2024, Moody’s revised ArcelorMittal outlook to 'Positive' from 'Stable' on expected strengthening of its business profile and structurally improving its profitability, and affirmed the ‘Baa3’ investment grade rating. The Facility may be used for general corporate purposes and was fully available as of June 30, 2024. The Company makes drawdowns from and repayments on this Facility in the framework of its cash management.

On September 30, 2010, ArcelorMittal entered into a 500 revolving multi-currency letter of credit facility (the “Letter of Credit Facility”). The Letter of Credit Facility is used by the Company and its subsidiaries for the issuance of letters of credit and other instruments. The terms of the letters of credit and other instruments contain certain restrictions as to duration. The Letter of Credit facility, whose amount and maturity have been revised from time to time, amounted to 395 at June 30, 2024. On July 31, 2024, the Company refinanced its Letter of Credit Facility by entering into a 445 million revolving multicurrency letter of credit facility, which extended the maturity from July 31, 2024 to July 31, 2027 with two one year extension options.
Bonds
On January 17, 2024, at maturity, ArcelorMittal fully repaid the outstanding €529 million (579) of its €1.0 billion Fixed Rate Notes due 2024.
On June 17, 2024, the Company issued 500 aggregate principal amount of Fixed Rate Notes due June 17, 2034 and 500 aggregate principal amount of Fixed Rate Notes due June 17, 2054.
European Investment Bank (“EIB”) loan
On June 2, 2021, ArcelorMittal signed a €280 million finance contract with the European Investment Bank ("EIB") for funding of research, development and innovation projects in Europe over the period of 2021-2023. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. On March 16, 2022, ArcelorMittal withdrew the facility in full. As of June 30, 2024, €280 million (300) was outstanding.
On December 16, 2016, ArcelorMittal signed a €350 million finance contract with the EIB in order to finance European research, development and innovation projects over the period 2017-2020 within the European Union, predominantly France, Belgium and Spain, but also in Poland and Luxembourg. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. As of June 30, 2024, €44 million (47) was outstanding.
Other loans
On May 4, 2022, ArcelorMittal completed the offering of a €346.5 million variable rate loan, a €24.5 million fixed rate loan, a €263 million variable rate loan and a €66 million fixed rate loan in the German Schuldschein market. On May 6, 2022, the Company further completed the offering of a €25 million fixed rate loan. The proceeds of these issuances were used for general corporate purposes. As of June 30, 2024, €725 million (775) was outstanding.
On December 21, 2018, the Company entered into a facility agreement with a group of lenders for €235 million to finance the construction of a new hot strip mill in Mexico. This facility became effective upon issuance of a guarantee by the Oesterreichische Kontrollbank AG in March 2019. The last installment under this agreement is due on December 28, 2029. The outstanding amount in total as of June 30, 2024 was €107 million (115).
Subsidiaries
Main other loans
On December 21, 2017, ArcelorMittal Kryvyi Rih entered into a 175 loan agreement with the European Bank for Reconstruction and Development ("EBRD") in order to support the upgrade of its production facilities, energy efficiency improvement and environmental impact reduction. The loan agreement also provides for an additional 175 in loan facilities which are currently uncommitted. As of June 30, 2024, 9 was outstanding.
On December 15, 2022, ArcelorMittal Kryvyi Rih entered into a 100 loan agreement with EBRD for working capital purposes. As of June 30, 2024, 100 was outstanding.
On November 17, 2023, ArcelorMittal Kryvyi Rih entered into a 150 loan agreement with EBRD for working capital purposes. 80 were committed and fully drawn as of June 30, 2024. 70 may be committed by EBRD at their discretion during the second half of 2024 upon ArcelorMittal Kryvyi Rih request.
On May 25, 2017, ArcelorMittal South Africa signed a 4.5 billion South African rand revolving borrowing base finance facility maturing on May 25, 2020. The facility was amended and extended on July 26, 2019 to July 26, 2022. On August 23, 2021, the facility was further amended and restated for an amount of 3.5 billion South African rand and with a maturity of September 3, 2024. On August 30, 2023, the facility was further amended and restated for an amount of 4.5 billion South African rand and with a maturity of September 7, 2026. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of ArcelorMittal South Africa. The facility is used for general corporate purposes and is not guaranteed by ArcelorMittal. As of June 30, 2024, 2.8 billion South African rand (151) was drawn. The borrowing base facility at ArcelorMittal South Africa remains subject to a financial covenant as of June 30, 2024. Non-compliance with the covenant would entitle the lenders under such facility to accelerate repayment obligations.
Other
The other loans relate to various debt with banks and public institutions.
Hedge of net investments
A portion of the Company's of euro denominated debt (€3,282 million as of June 30, 2024) is designated as a hedge of certain euro denominated investments (€8,296 million as of June 30, 2024) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries' net assets. The risk arises from the fluctuation in spot exchange rates between the U.S. dollar and euro, which causes the amount of the net investments to vary. The hedged risk in the hedge of net investments is a risk of a weakening euro against the U.S. dollar that will result in a reduction in the carrying amount of the Company's net investments in the subsidiaries subject to the hedge. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate.
To assess hedge effectiveness, the Company determines the economic relationship between the hedging instrument and the hedge item by comparing changes in the carrying amount of the debt portfolio that are attributable to a change in the spot rate with changes in the net investments in the foreign operations due to movements in the spot rate.
For the six months ended June 30, 2024, the Company recognized in other comprehensive income within the foreign exchange translation reserve 115 foreign exchange gains arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments.